Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under the Trust

Indenture Act of 1939 of a Corporation

Designated to Act as Trustee

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A

TRUSTEE PURSUANT TO SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558

(I.R.S. Employer Identification Number)

400 South Hope Street,
Suite 500
Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Rhea L. Ricard, Legal Department

The Bank of New York Mellon Trust Company, N.A.

400 South Hope Street, Suite 500

Los Angeles, California 90071

(213) 630-6476

(Name, address and telephone number of agent for service)

United Continental Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	36-2675207
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification Number)

233 S. Wacker Drive
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Debt Securities and

Guarantees of Debt Securities

(Title of the indenture securities)

United Airlines, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2099724
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification Number)

233 S. Wacker Drive
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Debt Securities and

Guarantees of Debt Securities

(Title of the indenture securities)

Item 1.   General information.

Furnish the following information as to the trustee:

(a)   Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency — United States

Department of the Treasury,  Washington, D.C. 20219

Federal Reserve Bank, San Francisco, California 94105

Federal Deposit Insurance Corporation, Washington, D.C. 20429

(b)   Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.    Affiliations with the obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Pursuant to General Instruction B of Form T-1, no responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13 and the trustee is not a foreign trustee as provided under Item 15.

Item 16.   List of exhibits.

List below all exhibits filed as a part of this statement of eligibility.

Exhibits identified in parentheses below as being previously filed with the United States Securities and Exchange Commission are incorporated herein by reference as exhibits hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., as now in effect (Exhibit 1 to Form T-1 filed on September 8, 2008, in connection with Registration Statement No. 333-135006).

2.                                      A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1 filed on January 11, 2005, in connection with Registration Statement No. 333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed on September 8, 2008, in connection with Registration Statement No. 333-135006).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed on October 28, 2009, in connection with Registration Statement No. 333-162713).

5.                                      Not applicable.

6.                                      The consent of the trustee required by Section 321(b) of the Act.

7.                                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8.                                      Not applicable.

9.                                      Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 27th day of November, 2017.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

EXHIBIT 6

The consent of the trustee required by Section 321 (b) of the Trust Indenture Act of 1939

November 27, 2017

United States

Securities and Exchange Commission

Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of the Indenture between United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

The Bank of New York Mellon Trust Company, N.A.

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business September 30, 2017, published in accordance with Federal regulatory authority instructions.

		Dollar Amounts
		in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		2,212
Interest-bearing balances		437,186
Securities:
Held-to-maturity securities		0
Available-for-sale securities		628,999
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		0
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income		0
LESS: Allowance for loan and lease losses		0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		10,964
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		30,965
Other assets		174,652
Total assets		$2,141,291

LIABILITIES

Deposits:
In domestic offices		685
Noninterest-bearing	685
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:

Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	353,141
Total liabilities	353,826
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,123,073
Not available
Retained earnings	664,553
Accumulated other comprehensive income	(1,161)
Other equity capital components	0
Not available
Total bank equity capital	1,787,465
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,787,465
Total liabilities and equity capital	2,141,291

I, Matthew J. McNulty, CFO of the above-named bank, do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)